Other Assets, Net - Other Assets Consist of the Following (Details) - USD ($) $ in Thousands	Jun. 30, 2021	May 19, 2021	Dec. 31, 2020	Dec. 31, 2019
Fixed assets, net	$ 3,623		$ 3,356
Deferred tax assets		$ 363,600
Total	$ 28,920		16,469
Owl Rock Capital And Subsidiaries And Owl Rock Capital Securities LLC [Member]
Deferred transaction costs			8,255	$ 0
Fixed assets, net			3,356	3,377
Deferred tax assets			800	326
Contributions receivable			567	1,853
Other assets			4,291	945
Total			$ 17,269	$ 6,501